Capital Management - Summary of Regulatory Capital Measure and Risk-Weighted Assets (Detail) - CAD ($) $ in Millions	Oct. 31, 2021	Oct. 31, 2020
Fixed Rate of Instruments [Abstract]
CET1 Capital	$ 44,491	$ 40,077
Tier 1 Capital	49,966	45,840
Total Capital	57,201	54,661
Risk-Weighted Assets	325,433	336,607
Leverage Exposures	$ 976,690	$ 953,640
CET1 Ratio	13.70%	11.90%
Tier 1 Capital Ratio	15.40%	13.60%
Total Capital Ratio	17.60%	16.20%
Leverage Ratio	5.10%	4.80%